SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549



                                       FORM 8-K

                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


                            Date of Report: June 7, 1995
                          ________________________________
                          (Date of earliest event reported)



                               Herley Industries, Inc.
                 ___________________________________________________
               (Exact name of registrant as specified in its charter)



                  Delaware            0-5411                  23-2413500
               _____________       ___________              _____________
               (State or other     (Commission              (IRS Employer
               jurisdiction of     File Number)             identification
               incorporation)                               number)

               10 Industry Drive, Lancaster, Pennsylvania          17603
          _________________________________________________________________
               (Address of Principal Executive Offices)          (Zip Code)



          Registrant's telephone number including area code: (717) 397-2777


          _________________________________________________________________

           (Former name or former address, if changed since last report.)

Item 4.   Changes in Registrant's Certifying Accountant

     Effective June 7, 1995, the Board of Directors determined to
replace  Wolinetz,  Gottlieb  &  Lafazan,  P.C.,  the   Company's
independent accountants for the fiscal year ended July 31, 1994, with Arthur Andersen LLP, which will be the Company's independent accountants for its fiscal year ending July 30, 1995. The decision to change independent accountants was recommended to the Board of Directors by the Audit Committee of the Board of Directors.

     In connection with the audit for the Company's fiscal years ended July 31, 1994 and August 1, 1993 and for the period from August 2, 1994 through June 7 1995, there were no disagreement with Wolinetz, Gottlieb & Lafazan, P.C. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to their satisfaction, would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

     The report of Wolinetz, Gottlieb & Lafazan, P.C. for the years ended July 31, 1994 and August 1, 1993 does not contain an adverse opinion or a disclaimer of opinion, or a qualification or
modification  as  to  uncertainty,  audit  scope  or   accounting
principles.

     The Company has not had any discussions or received any written reports or oral advice from Arthur Andersen LLP during the two most recent fiscal years and any subsequent interim period with respect to either the application of accounting principles to a specific transaction, either completed or proposed, or as to the type of audit opinion that might be rendered on the Registrant's financial statements.

     Enclosed is a  copy of  a letter from  Wolinetz, Gottlieb  &
Lafazan, P.C. as required pursuant to Item 304(a)(3) of Regulation
S-K.

Item 7.   Financial Statements and Exhibits

     (c)  Exhibits
          (16) Letter from Wolinetz, Gottlieb & Lafazan, P.C.
               referred to in Item 4 (e) above.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on behalf of the undersigned thereunto duly authorized.

                                   HERLEY INDUSTRIES, INC.
                                   _______________________
                                        (Registrant)

                              By:  /S/ Myron Levy
                                   _______________________
                                   Myron Levy, President
Date: June 7, 1995

             WOLINETZ, GOTTLIEB & LAFAZAN, P.C.
                   5 North Village Avenue
                      Rockville Centre
                      New York,  11570




                                   June 9, 1995


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

RE:  Herley Industries, Inc.
     Report on Form 8-K as of
     June 7, 1995
     ------------------------------

Gentlemen:

     We have read Item 4 included in the attached Form 8-K dated
June 7, 1995 of Herley Industries, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

                              Very truly yours,

                              WOLINETZ, GOTTLIEB & LAFAZAN, P.C.